                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                                    ADVANCED MATERIALS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

                         ADVANCED MATERIALS GROUP, INC.
                            20211 SOUTH SUSANA ROAD
                       RANCHO DOMINGUEZ, CALIFORNIA 90221

                                                                  March 26, 1999

To Our Shareholders:

    You are cordially invited to attend the 1998 Annual Meeting of Shareholders of Advanced Materials Group, Inc. (the "Company") which will be held at 10:00 a.m. on April 26, 1999 at the Marriott Hotel, 18000 Von Karman Ave, Irvine, California 92612. All holders of the Company's outstanding Common Stock as of March 22, 1999 are entitled to vote at the Annual Meeting.

    Enclosed is a copy of the Notice of Annual Meeting of Shareholders, Proxy Statement and Proxy Card. A current report on the business operations of the Company will be presented at the meeting and shareholders will have an opportunity to ask questions.

    We hope you will be able to attend the Annual Meeting. Whether or not you expect to attend, it is important you complete, sign, date and return the proxy card in the enclosed envelope in order to make certain that your shares will be represented at the Annual Meeting.

                                          Sincerely,
                                          Steve F. Scott
                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER

                         ADVANCED MATERIALS GROUP, INC.
                            20211 SOUTH SUSANA ROAD
                       RANCHO DOMINGUEZ, CALIFORNIA 90221

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 26, 1999

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Advanced Materials Group, Inc., a Nevada corporation (the "Company"), will be held at 10:00 a.m. local time, on April 26, 1999 at the Marriott Hotel, 18000 Von Karman Ave, Irvine California 92612 (the "Annual Meeting") for the following purposes:

    1.  To elect six directors to the Board of Directors;

    2. To ratify the appointment of Ernst & Young LLP as the independent accountants for the Company for the year ending November 30, 1999; and

    3. To transact such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

    The Board of Directors has fixed the close of business on March 22, 1999 as the record date for the determination of shareholders entitled to notice of and vote at the Annual Meeting and all adjourned meetings thereof.

                                          By Order of the Board of Directors
                                          Steve F. Scott
                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER

Dated: March 26, 1999

    PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE RETURN ENVELOPE FURNISHED FOR THAT PURPOSE AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU LATER DESIRE TO REVOKE YOUR PROXY FOR ANY REASON, YOU MAY DO SO IN THE MANNER DESCRIBED IN THE ATTACHED PROXY STATEMENT.

                         ADVANCED MATERIALS GROUP, INC.
                            20211 SOUTH SUSANA ROAD
                       RANCHO DOMINGUEZ, CALIFORNIA 90221

                            ------------------------

                                PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD APRIL 26, 1999

                                VOTING AND PROXY

    This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Advanced Materials Group, Inc. (the "Company") for use at the Annual Meeting of Shareholders to be held at 10:00 a.m., local time, on April 26, 1999 at the Marriott Hotel, 18000 Von Karman Ave, Irvine, California 92612 and at any adjournments thereof. When such proxy is properly executed and returned, the shares it represents will be voted in accordance with any directions noted thereon. In voting by proxy with regard to the election of directors, stockholders may vote in favor of all nominees, withhold their votes as to all nominees or withhold their votes as to specific nominees. Stockholders should specify their choices on the accompanying proxy card. All properly executed proxy cards delivered by stockholders to the Company and not revoked will be voted at the Annual Meeting in accordance with the directions given. If no specific instructions are given with regard to the matters to be voted upon, the shares represented by a signed proxy card will be voted "FOR" the election of all directors and the ratification of Ernst & Young LLP as the Company's independent accountants for the year ending November 30, 1999. If any other matters properly come before the Annual Meeting, the persons named as proxies will vote upon such matters in accordance with their best judgment. Any shareholder giving a proxy has the power to revoke it at any time before it is voted by written notice to the Secretary of the Company, by issuance of a subsequent proxy or by voting at the Annual Meeting in person.

    At the close of business on March 22, 1999, the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting, the Company had issued and outstanding 8,597,955 shares of Common Stock, par value $.001 per share (the "Common Stock"). Each share of Common Stock entitles the holder of record thereof to one vote on any matter coming before the Annual Meeting. Only shareholders of record at the close of business on March 22, 1999 are entitled to notice of and to vote at the Annual Meeting or at any adjournments thereof.

    The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock of the Company, regardless of whether a proxy has authority to vote on all matters presented at the meeting, shall constitute a quorum at the Annual Meeting. The six nominees for director who receive the highest number of votes shall be elected. On all matters other than the election of directors, the proposal will be approved if the number of votes cast in favor of the proposal exceed the number of votes cast in opposition. Abstentions and broker non-votes on any particular proposal will not be treated as a vote cast on the proposal and, therefore, will not affect the outcome of matters to be voted on at the meeting.

    Notwithstanding the foregoing, shareholders may exercise cumulative voting rights with respect to the election of directors. Cumulative voting allows a shareholder to cast a number of votes equal to the number of directors to be elected (six) multiplied by the number of votes held in his, her or its name on March 22, 1999. This total number of votes may be cast for one nominee or may be distributed among as many candidates as the shareholder desires.

    Pursuant to California law, no shareholder can cumulate votes unless prior to the voting at the Annual Meeting, a shareholder has given notice of his, her or its intention to cumulate votes at the Annual Meeting and the nominee for which the shareholder intends to cumulate votes has properly been nominated. If any shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination. The Board of Directors does not, at this time, intend to give such notice or to cumulate the votes it may hold pursuant to the proxies solicited herein unless the required notice by a shareholder is given, in which event votes represented by proxies delivered pursuant to this Proxy Statement may be cumulated in the discretion of the proxy holders, in accordance with the recommendation of the Board of Directors. Therefore, discretionary authority to cumulate votes in such event is solicited in this Proxy Statement.

    The Company will pay the expenses of soliciting proxies for the Annual Meeting, including the cost of preparing, assembling, and mailing the proxy solicitation materials. Proxies may be solicited personally, or by mail or by telephone, by directors, officers and regular employees of the Company. Brokerage firms, nominees, custodians and fiduciaries also may be requested to forward proxy materials to the beneficial owners of shares held of record by them. It is anticipated that this proxy statement and accompanying proxy card will be mailed on or about March 26, 1999 to all shareholders entitled to vote at the Annual Meeting.

                             ELECTION OF DIRECTORS
                                  (PROPOSAL 1)

    Directors are elected annually and hold office until the next annual meeting of shareholders or until their respective successors are elected and shall qualify. It is intended that the proxies solicited by the Board of Directors will be voted for election of the six nominees listed below unless a contrary instruction is made on the proxy. If for any reason one or more of these nominees should be unavailable as a candidate for director, an event which is not anticipated, the persons named in the accompanying proxy will vote for another candidate or candidates nominated by the Board of Directors.

    All of the nominees for director are, at present, directors of the Company.

THE COMPANY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE PROPOSAL TO ELECT ALL SIX NOMINEES LISTED BELOW A DIRECTOR OF THE COMPANY.

    TIMOTHY R. BUSCH, 44, was elected to the Company's Board of Directors in September, 1997 and was appointed Chairman in February, 1998. Mr. Busch is a tax attorney and is president and managing partner of a professional services practice, The Busch Firm, which he founded in 1979. He is currently also a director of IMPAC Commercial Holding, Inc. and several privately held companies. Mr. Busch is a licensed attorney in California, Michigan, Texas and Washington, D.C. as well as a licensed CPA in California, Michigan and Nevada.

    STEVE F. SCOTT, 53, has been President and Director of the Company since June, 1991, and was appointed Chief Executive Officer in July, 1994. He has been with the Company and its predecessors for a total of nearly 15 years, including previous positions as General Manager and Vice President of Sales. Mr. Scott was President of Pleuss-Staufer, a Swiss based mining company, from 1989 to 1991. Mr. Scott has a B.S. in Chemical Engineering from the University of Cincinnati and an MBA from California State University of Long Beach.

    N. PRICE PASCHALL, 50, was elected to the Company's Board of Directors in January, 1994. Mr. Paschall has been Managing Director of Context Capital Group, an investment-banking firm that serves clients in the medical and industrial markets, since February, 1992. Mr. Paschall was a partner of Shea, Paschall, Powell-Hambros Bank, and its predessor company, a firm specializing in mergers and acquisitions, from January, 1983 to January, 1992. Mr. Paschall holds a degree in Business Administration from California Polytechnic University in Pomona.

    DR. MICHAEL LEDEEN, 57, was elected to the Company's Board of Directors in June, 1993. Dr. Ledeen, a Resident Scholar at the American Enterprise Institute in Washington, D.C. since 1989 and a Senior Advisor at Bear Stearns & Co., Inc., an investment banking firm, since May, 1993, is an expert in foreign policy, intelligence, and international business. The author of a dozen books and hundreds of articles on twentieth-century history, Dr. Ledeen served as Special Advisor to Secretary of State Alexander Haig, and as a consultant to the National Security Council during the Reagan presidency. The founder of the

Washington Quarterly, Dr. Ledeen writes regularly for the American Spectator and Commentary. He holds a Ph.D. in European History and Philosophy from the University of Wisconsin, and a B.A. from Pomona College.

    DR. ALLAN H. MELTZER, 71, was elected to the Company's Board of Directors in July, 1994. Dr. Meltzer has been a Professor at Carnegie Mellon University since 1964. He has been a director of Stilhalter Vision A.G, a Swiss mutual fund, since 1994, has held a number of visiting and honorary teaching posts, and has been a member of several policy advisory boards and committees. He received an A.B. in economics from Duke University in 1948, and an M.A. in economics in 1955 and a Ph.D. in economics in 1958 from the University of California, Los Angeles.

    MAURICE J. DEWALD, 58, was elected to the Company's Board of Directors in February, 1998. From June, 1992 to the present, Mr. DeWald has been Chairman and Chief Executive Officer of Verity Financial Group, Inc., a private investment and financial advisory firm. Mr. DeWald is a former member of the KPMG Peat Marwick Board of Directors and also served as the Managing Partner of the Los Angeles office of KPMG Peat Marwick from 1986 to 1991. He currently serves on the boards of two companies in the healthcare industry, Tenet Healthcare Corporation and ARV Assisted Living, Inc. In addition, he currently serves on the boards of Dai-Ichi Kangyo Bank of California and Monarch Funds.

    Following is information regarding J. Douglas Graven, David Lasnier, and Tom Lane, all of whom are named executive officers of the Company. Neither Mr. Graven, Mr. Lasnier nor Mr. Lane are nominees for director.

    J. DOUGLAS GRAVEN, 43, has been Vice President/CFO since joining the Company in February, 1996. In May, 1996 he was named Corporate Secretary. From August, 1994 to February, 1996 he was Corporate Controller for Milhous Group, a privately held holding company for four operating subsidiaries. From March, 1991 to April, 1994 he was Manager, Corporate Accounting for Nissan Motor Corporation USA, Inc. Mr. Graven received a B.B.A. in accounting from the University of Cincinnati in 1978, an M.S. in organizational development from Case Western Reserve University in 1983 and an M.B.A. from the University of Southern California in 1990. Mr. Graven is a licensed CPA in California.

    DAVID LASNIER, 49, is the Senior Vice President and General Manager for Advanced Materials, Inc. He has held several managerial titles, primarily in sales and manufacturing, since joining the Company in 1991. Mr. Lasnier received a B.B.A. in Industrial Engineering and Management from St. Bonaventure University in 1971 and an MBA from the University of Vermont in 1973.

    TOM LANE, 35, has been Chief Executive, Europe, for AML since joining the Company in January, 1998. From 1993 to 1998 he was Chief Executive of Killeen SBU, a group of Jefferson Smurfit companies in the corrugated packaging industry in Ireland. Mr. Lane received a BCL degree from the University College in Dublin in 1984.

    All directors are entitled to receive $500 and reimbursement for out-of-pocket expenses in connection with their attendance at meetings of the Board of Directors. In addition, each director is entitled to receive non-qualified stock options, pursuant to the Company's 1998 Stock Option Plan, to purchase 20,000 shares of the Company's Common Stock at fair market value when elected to the Board, and 10,000 shares of Common Stock at fair market value each January subsequent to their election to the Board.

BOARD OF DIRECTORS MEETINGS

    The Board of Directors of the Company held thirteen meetings during the fiscal year ended November 30, 1998. No Director attended less than 75% of the total number of meetings of the Board of Directors and of all committees of which he was a member. The Board has a compensation committee and an audit committee. The compensation committee is comprised of Messrs. Paschall, Ledeen and Meltzer and the audit committee is comprised of Messrs. Ledeen and Meltzer. The compensation committee will evaluate the performance of the Company's officers, and make recommendations to the Board concerning compensation. The committee will also determine option grants pursuant to the Company's 1998 Stock Option Plan. The Board does not have a nominating committee.

    The audit committee meets at least once a year with the Company's auditors to review the results of the annual audit and to discuss the financial statements.

              RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS
                                  (PROPOSAL 2)

    The Company has selected the firm of Ernst & Young, LLP as independent public accountants to perform the audit of the consolidated financial statements of the Company for the year ending November 30, 1999. Ernst & Young, LLP served as independent public accountants of the Company during fiscal 1998. The Board of Directors expects that a representative of Ernst & Young, LLP will be present at the Annual Meeting and will be given the opportunity to make a statement, if desired, and to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth certain information regarding the Common Stock beneficially owned as of March 22, 1999 (i) by each person who is known by the Company to own beneficially OR exercise voting or dispositive control over 5% or more of the Common Stock, (ii) by each of the Company's directors and nominees for director, and (iii) by all officers and directors as a group.

                                                                          AMOUNT AND NATURE
NAME AND ADDRESS                                                            OF BENEFICIAL           PERCENTAGE OF
OF BENEFICIAL OWNER                                                           OWNERSHIP          OUTSTANDING SHARES
----------------------------------------------------------------------  ----------------------  ---------------------
Dito Caree LP, Dito Devcar LP and Richard H. Pickup ..................          1,587,096(1)               17.6%
c/o Wedbush Morgan Securities, Inc.
610 Newport Center Drive, Suite 1300
Newport Beach, CA 92660

Director/Nominees:

Timothy R. Busch and the Lenawee Trust ...............................          1,150,295(2)               12.7%
2532 Dupont Dr.
Irvine, CA 92612

Steve F. Scott .......................................................            490,000(3)                5.4%
20211 South Susana Road
Rancho Dominguez, CA 90221

Michael Ledeen .......................................................            100,000(4)                1.2%
7312 Western Avenue
Chevy Chase, MD 20815

N. Price Paschall ....................................................            250,000(5)                2.8%
One Penn Plaza, Suite 2134
New York, New York 10119

Allan H. Meltzer .....................................................             60,000(6)              *
GSIA Carnegie-Mellon University
Pittsburgh, PA 15213

Maurice J. DeWald ....................................................             20,000(7)              *
303 Kings Road
Newport Beach, CA 92663

                                                                          AMOUNT AND NATURE
NAME AND ADDRESS                                                            OF BENEFICIAL           PERCENTAGE OF
OF BENEFICIAL OWNER                                                           OWNERSHIP          OUTSTANDING SHARES
----------------------------------------------------------------------  ----------------------  ---------------------
Officers:

J. Douglas Graven ....................................................            176,417(8)                2.0%
20211 South Susana Road
Rancho Dominguez, CA 90221

David Lasnier ........................................................            210,000(9)                2.4%
20211 South Susana Road
Rancho Dominguez, CA 90221

Tom Lane .............................................................             50,000(10)                 *
Toughes Industrial Park
Newhall, WAAS
Co. Kildare, Ireland

All officers and directors as a group (9 persons).....................          2,506,712                  25.2%

------------------------

*   Less than 1%.

 (1) Comprised of 957,000 shares held by Dito Caree LP; 200,000 shares held by Dito Devcar LP; and 430,096 shares issuable upon the exercise of warrants held by Dito Caree LP that are presently exercisable or exercisable within 60 days of March 22, 1999 (359,819 of which are currently out of the money and expire on March 25, 1999). Mr. Pickup does not directly own any shares, but he indirectly controls both Dito Caree LP and Dito Devcar LP. Mr. Pickup, Dito Caree, LP and Dito Devcar, LP acknowledge that they are a "group" with respect to the referenced shares.

 (2) Comprised of 700,307 shares held by the Lenawee Trust, of which Mr. Busch and his spouse beneficiaries; 419,988 shares issuable upon exercise of warrants held by the Lenawee Trust that are presently exercisable or exercisable within 60 days of March 22, 1999 (381,430 of which are currently out of the money and expire on March 25, 1999); and 30,000 shares issuable upon exercise of warrants held by Mr. Busch that are presently exercisable or exercisable within 60 days of March 22, 1999. Mr. Busch and the Lenawee Trust acknowledge that they are a "group" with respect to the referenced shares.

 (3) Comprised of 30,000 shares which Mr. Scott owns and 460,000 shares which Mr. Scott has the right to acquire upon exercise of stock options presently exercisable or exercisable within 60 days of March 22, 1999.

 (4) Comprised of 50,000 shares which Mr. Ledeen owns jointly with his wife and 50,000 shares which Mr. Ledeen has the right to acquire upon exercise of stock options presently exercisable or exercisable within 60 days of March 22, 1999.

 (5) Comprised of 250,000 shares which Mr. Paschall has the right to acquire upon exercise of options presently exercisable or exercisable within 60 days of March 22, 1999.

 (6) Comprised of 60,000 shares which Mr. Meltzer has the right to acquire upon exercise of options presently exercisable or exercisable within 60 days of March 22, 1999.

 (7) Comprised of 20,000 shares which Mr. DeWald has the right to acquire upon exercise of options presently exercisable or exercisable within 60 days of March 22, 1999.

 (8) Comprised of 1,200 shares which Mr. Graven owns and 175,217 shares which Mr. Graven has the right to acquire upon exercise of options presently exercisable or exercisable within 60 days of March 22, 1999.

 (9) Comprised of 210,000 shares which Mr. Lasnier has the right to acquire upon exercise of options presently exercisable or exercisable within 60 days of March 22, 1999.

 (10) Comprised of 50,000 shares which Mr. Lane has the right to acquire upon exercise of options presently exercisable or exercisable within 60 days of March 22, 1999.

                             EXECUTIVE COMPENSATION

    The following table sets forth certain information regarding compensation paid by the Company for services rendered during the fiscal years ended November 30, 1996, 1997 and 1998, respectively, to the named Executive Officers during such periods.

                           SUMMARY COMPENSATION TABLE

                                                                                                               LONG-TERM
                                                                                                             COMPENSATION
                                                                                                                AWARDS
                                                                      ANNUAL COMPENSATION                   ---------------
                                                      ----------------------------------------------------    SECURITIES
                                                        FISCAL                              OTHER ANNUAL      UNDERLYING
NAME AND PRINCIPAL POSITION                              YEAR        SALARY      BONUS    COMPENSATION(1)   OPTIONS GRANTED
----------------------------------------------------  -----------  ----------  ---------  ----------------  ---------------
Steve F. Scott .....................................        1998   $  193,378  $  76,000     $   11,943           10,000
  President and Chief                                       1997   $  188,173  $  50,000     $   12,550           85,000
  Executive Officer                                         1996   $  143,523         --     $   11,231          185,000

J. Douglas Graven(2)................................        1998   $  104,618  $  44,000     $   10,418               --
  Vice President and                                        1997   $  100,921  $  10,000     $   11,700           65,217
  Chief Financial Officer

David Lasnier(2)....................................        1998   $  140,270  $  54,000     $    8,712               --
  Senior Vice President                                     1997   $  131,322  $  25,000     $    9,400          100,000

Tom Lane(2).........................................        1998   $  106,170  $  21,234     $   10,617          150,000
  Chief Executive, Europe

------------------------

(1) Includes an allowance for automobile expenses, an allowance for medical insurance, and Company contributions, on behalf of the named Executive Officer, to the Company's 401(K) Savings Plan. Company contributions to the 401(K) Savings Plan were made in fiscal year 1998 only.

(2) Neither Mr. Graven nor Mr. Lasnier received total compensation in excess of $100,000 in the fiscal year ended 1996. Mr. Lane was hired by the Company in January, 1998.

STOCK OPTION GRANTS

    The following table sets forth certain information with respect to stock options granted to each of the named Executive Officers during the fiscal year ended November 30, 1998.

                       OPTION GRANTS IN LAST FISCAL YEAR
                               INDIVIDUAL GRANTS

                                                                   NUMBER OF
                                                                  SECURITIES    % OF TOTAL
                                                                  UNDERLYING      OPTIONS      EXERCISE
                                                                    OPTIONS       GRANTED        PRICE     EXPIRATION
                                                                    GRANTED     DURING FY98    PER SHARE      DATE
                                                                  -----------  -------------  -----------  -----------
Steve F. Scott..................................................      10,000          2.40%    $    3.69      1/18/03

Tom Lane........................................................     150,000         36.00%    $    4.00     12/31/07

------------------------

(1) Total number of options granted to employees during fiscal year 1998 was 416,256.

(2) Neither Mr. J. Douglas Graven or Mr. David Lasnier were granted options to purchase shares of the Company's Common Stock during the fiscal year ended November 30, 1998.

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

    The following table sets forth certain information regarding the exercise of options by the named Executive Officers during fiscal 1998 and unexercised stock options held by each of the named Executive Officers as of November 30, 1998.

                                                                 NUMBER OF SHARES
                                                                    UNDERLYING             VALUE OF UNEXERCISED
                                                              UNEXERCISED OPTIONS AT       IN-THE-MONEY OPTIONS
                                    SHARES                      NOVEMBER 30, 1998          AT NOVEMBER 30, 1998
                                   ACQUIRED       VALUE     --------------------------  --------------------------
                                  ON EXERCISE  REALIZED(1)  EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
                                  -----------  -----------  -----------  -------------  -----------  -------------
Steve F. Scott .................      20,000    $  26,200      460,000             --    $ 271,700             --
J. Douglas Graven...............          --           --      140,217         35,000    $  55,700    $    19,300
David Lasnier...................          --           --      210,000             --    $ 102,200             --
Tom Lane........................          --           --           --        150,000           --             --

------------------------

(1) Market value of underlying securities on date of exercise, minus the exercise price.

EMPLOYMENT AGREEMENTS

    The Company is party to an employment agreement effective July 1, 1998, with Steve F. Scott, its President and Chief Executive Officer, which provides for Mr. Scott to receive an annual salary of $201,400 per year until December 1, 1998, and thereafter $225,000 per year. The employment agreement is effective through May 2, 2000 and provides for full-time employment and may be terminated by the Company or Mr. Scott at any time for any reason. Upon termination by the Company, Mr. Scott will be entitled to any unpaid compensation accrued through the effective date of his termination. If he is terminated by the Company other than for cause (as defined in the agreement), the Company will provide Mr. Scott with a severance payment equivalent to two times his most recent annual base salary plus the aggregate annual cash value of his automobile allowance and health insurance.

    The Company is also party to an employment agreement with J. Douglas Graven, Vice President and Chief Financial Officer, dated May 2, 1997, which provides for Mr. Graven to receive an annual salary of $110,000. The employment agreement is effective through November 2, 1999 and provides for full-time employment and may be terminated by the Company or Mr. Graven at any time for any reason. Upon termination by the Company, Mr. Graven will be entitled to any unpaid compensation accrued through the effective date of his termination. If he is terminated by the Company other than for cause (as defined in the agreement), the Company will provide Mr. Graven with a severance payment equivalent to his base salary divided by twelve and multiplied by the number of months remaining until November 2, 1999.

    The Company is also party to an employment agreement with David Lasnier, Vice President and General Manager for Advanced Materials, Inc., dated May 2, 1997, which provides for Mr. Lasnier to receive an annual salary of $135,000. The employment agreement is effective through May 2, 2000 and provides for full-time employment and may be terminated by the Company or Mr. Lasnier at any time for any reason. Upon termination by the Company, Mr. Lasnier will be entitled to any unpaid compensation accrued through the effective date of his termination. If he is terminated by the Company other than for cause (as defined in the agreement), the Company will provide Mr. Lasnier with a severance payment equivalent to his base salary divided by twelve an multiplied by the number of months remaining until May 2, 2000.

COMPLIANCE WITH SECTION 16(A)

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and any persons who own more than 10% of a registered class of the Company's equity securities to file with the SEC reports of ownership and changes in ownership of Common Stock and other equity securities of the Company. Such persons are required to furnish the Company with copies of such reports. Based solely on review of the copies of such reports furnished to the Company or written representations that no other reports were required, the Company believes that, during fiscal 1998, all filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with, except as follows: Maurice DeWald, a director, failed to file a Form 3 upon his election to the board of directors and was one day late in filing a Form 5 in connection with one transaction (the Form 5 also reported his Form 3 holdings); J. Douglas Graven, the Company's vice president and chief financial officer, was approximately three months late in filing a Form 4 in connection with one transaction; Steve F. Scott, the Company's president and CEO, failed to timely file a Form 4 in connection with one transaction that was subsequently reported on a timely filed Form 5; Timothy R. Busch, a director, was approximately two weeks late in filing a Form 4 in connection with four transactions; Tom Lane, the Company's chief executive of European operations was several months late in filing his initial report on Form 3; and Trilon Dominion Partners, LLC, a greater than 10% shareholder, did not file a Form 4 in connection with one transaction (which took place during the Company's 1997 fiscal year) that was subsequently filed on a Form 5 that was filed approximately one week late.

LIMITATION ON DIRECTOR'S LIABILITIES UNDER NEVADA LAW

    The Company's Bylaws include provisions to indemnify its officers and directors and other persons against expenses, judgments, fines and amounts paid in settlement in connection with threatened, pending or completed actions, suits or proceedings against such persons by reason of serving or having served as officers, directors or in other capacities, except in relation to matters with respect to which such persons shall be determined to have acted not in good faith, unlawfully or not in the best interest of the Company; provided, however, that in the case of a suit or proceeding by or in the right of the Company, such persons shall be indemnified only to the extent of expenses actually and reasonably incurred by them in connection with the defense or settlement thereof and no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Company, unless and only to the extent that the court in which such corporate suit or proceeding was pending shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper. The Company has also obtained directors' and officers' liability insurance in the amount of $2,000,000.

    Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors and officers of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    The Company entered into a consulting agreement with Paschall and Company, an investment banking firm of which N. Price Paschall, a director, is the President on March 31, 1997, pursuant to which Paschall and Company agreed to consult with the Company regarding significant business acquisitions and other matters requested by the Company. The term of the agreement shall extend for a minimum period of 24 months. The contract shall be renewed with mutual consent of the Company and Paschall and Company for 12 month periods. The Company agreed to pay Paschall and Company consulting fees of $10,000 for the first month and for each of the next 23 months, a monthly retainer of $4,000. In addition, Paschall and Company was granted options to purchase 50,000 shares of Common Stock at an exercise price equal to the fair market value of a share of the Company's Common Stock as of the close of business on March 31, 1997. If an acquisition of a Target is completed during the course of this Agreement or within one (1) year following the termination of this Agreement in which the Company acquires the stock or assets of the Target, Paschall and Company share earn options to purchase the following number of shares of the Company's Common Stock at the price of the day the transaction closes.

    1. Options in the amount of 75,000 shares shall be earned if total consideration for the Target is $10.0 million or less,

    2. Additional options will be issued at a pro-rata rate of 10,000 shares for each additional $1.0 million of purchase price above $10.0 million.

    In the opinion of management, all transactions between the Company. and its officers, directors, principal shareholders or other affiliates have been on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

                                 OTHER MATTERS

    The Board of Directors knows of no other matters to be brought before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is the intention of each person named in the proxy to vote such proxy in accordance with his judgment on such matters.

                             SHAREHOLDER PROPOSALS

    The deadline for submitting shareholder proposals to be included in the Company's proxy materials for next year's annual meeting will be November 27, 1999. Proposals received after November 27, 1999 will not be included in the Company's proxy materials. The deadline for submitting notice of proposals that are not to be subject to management's discretionary proxy voting will be February 10, 2000. Management will use discretionary proxy voting authority to vote on all proposals received after February 10, 2000.

                           ADVANCED MATERIALS GROUP, INC.
                    PROXY FOR 1998 ANNUAL MEETING OF SHAREHOLDERS
                             To be Held on April 26, 1999

     The undersigned hereby appoints Steve F. Scott and J. Douglas Graven, or any one of them, as attorneys and proxies with full power of substitution, to attend and vote all of the shares which the undersigned is entitled to vote at the 1998 Annual Meeting of Shareholders of Advanced Materials Group, Inc. (the "Company") and at any adjournments thereof, with the same force and effect as if the undersigned were personally present.

     1. To elect six members of the Company's Board of Directors. The following six persons have been nominated to serve on the Company's Board of Directors: Timothy R. Busch, Steve F. Scott, Allan H. Meltzer, N. Price Paschall, Michael Ledeen and Maurice J. DeWald.

          / / FOR all nominees listed above       / / WITHHOLD AUTHORITY to vote
                                                  for all nominees listed above

          / / FOR all nominees listed above except:

          _____________________________________________________________________
          (Instructions: To withhold authority to vote for any one or more individual nominees, write the name of each such nominee on the line provided above.)

     In the event the Directors are to be elected by cumulative voting, the Proxies will have the discretion to cumulate votes and to distribute such votes among all nominees (or if authority to vote for any nominee or nominees has been withheld, among the remaining nominees, if any) in whatever manner they deem appropriate.

     2. To ratify the appointment of Ernst & Young LLP as the independent accountants for the Company for the year ending November 30, 1999.

          / / FOR                  / / AGAINST              / / ABSTAIN

     3. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

                            (Please sign on reverse side)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY, WHICH RECOMMENDS A VOTE FOR ITEMS 1 AND 2. AS TO ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING, SAID PROXIES WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT.

This proxy when properly executed will be voted in the manner directed herein. If no direction is given, the proxy will be voted FOR Items 1 and 2 herein.


DATED:_________________________, 1999      ____________________________________


                                           ____________________________________

   PLEASE SIGN, DATE AND PROMPTLY RETURN THIS CARD IN THE ENCLOSED ENVELOPE

NOTE: Please sign exactly as your name or names appear on this card. Joint owners should each sign personally. When signing as attorney, executor, administrator, personal representative, trustee or guardian, please give your full title as such.